Supplement Dated August 25, 2014
To The Statement of Additional Information
Dated April 28, 2014

JNL® Variable Fund

Please note that the changes impact your variable annuity and/or variable life product(s).

On page 27, in the section entitled, "Managers and Officers of the JNL Variable Fund," please delete the current Interested Manager information for Mark D. Nerud in its entirety and replace with the following:

Name, Address and (Age)	Position(s) Held with the JNL Variable Fund (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Manager
Mark D. Nerud (47) [1] 1 Corporate Way Lansing, MI 48951	Manager [2] (01/2007 to present) President and Chief Executive Officer (12/2006 to present)	118
Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of the Adviser (01/2010 to present); President of the Adviser (01/2007 to present); Managing Board Member of Curian Capital, LLC (01/2011 to present) and Curian Clearing LLC (01/2011 to present); Managing Board Member of the Adviser (11/2000 to 11/2003) (01/2007 to 12/2010); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); President and Chief Executive Officer of other Investment Companies advised by Curian Capital, LLC (08/2014 to present); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (01/2000 to 12/2009)

Other Directorships Held by Manager During Past 5 Years: None

1 Mr. Nerud is an "interested person" of the JNL Variable Funds due to his position with Jackson National Asset Management, LLC, the Adviser.
[2] The interested and disinterested Managers are elected to serve for an indefinite term.

This Supplement is dated August 25, 2014.

(To be used with V3670 04/14 and V3670PROXY 04/14.)

CMX13674 08/14